American Century World Mutual Funds, Inc.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

Supplement dated April 7, 2003 * Statement of Additional Information dated
April 1, 2003

The following replaces the fifth sentence in the fifth paragraph under the section titled, Valuation of a Fund's Securities, on page 44:

    Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official close price.

SH-SPL-34320   O304